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                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED

                               RENT-A-CENTER, INC.

                            LONG-TERM INCENTIVE PLAN

         1. Objectives. The Amended and Restated Rent-A-Center, Inc. Long-Term Incentive Plan (formerly known as the 1994 Renters Choice, Inc. Long-Term Incentive Plan) is designed to retain selected employees, non-employee directors and Independent Contractors (as hereinafter defined) of Rent-A-Center, Inc., a Delaware holding company (the "Company"), and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

         2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

                  "Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Employee Award, a Director Option or an Independent Contractor Option.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

                  "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

                  "Director" means an individual serving as a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

                  "Director Option" means a nonqualified stock option granted to a Director under the terms of this Plan.

                  "Employee Award" means the grant of any form of Employee Stock Option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to an employee of the Company or any Subsidiary pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

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                  "Employee Stock Option" means an incentive stock option or a nonqualified stock option granted to an employee of the Company or any of its Subsidiaries under this Plan by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market, Inc., by the National Quotation Bureau, Inc.

                  "Independent Contractor" means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization who or which is engaged by the Company or any Subsidiary to render consulting, advisory or other independent contractor services, as defined by the Board.

                  "Independent Contractor Option" means a nonqualified stock option granted to an Independent Contractor under the terms of this Plan.

                  "Participant" means an employee of the Company or any of its Subsidiaries to whom an Employee Award has been made, a Director to whom a Director Option has been made or an Independent Contractor to whom an Independent Contractor Option has been made under the terms of the Plan.

                  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  "Subsidiary" means any corporation, partnership, limited liability company or other entity of which the Company directly or indirectly owns shares of stock or other ownership interests having ordinary voting power representing more than 50% of the voting power of such entity to vote on matters submitted to a vote of the stockholders, partners or members of such entity.

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         3.       Eligibility.

                  (a) Employee Awards. All employees of the Company and its Subsidiaries are eligible for Employee Awards under this Plan. The Committee shall select the employees who shall become Participants in the Plan from time to time by the grant of Employee Awards under the Plan.

                  (b) Director Options. Recipients of Director Options shall include all persons who, as of the time Director Options are awarded, are serving as Directors of the Company.

                  (c) Independent Contractor Options. The Committee, in its discretion, shall determine which Independent Contractors are eligible to become Participants in the Plan from time to time by the grant of Independent Contractor Options under the Plan.

         4. Common Stock Available Under the Plan. There shall be available for Employee Awards, Director Options and Independent Contractor Options, any of which may be granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 14,562,865 shares of Common Stock, subject to adjustment as provided in Paragraph 15, 439,500 of which shall be set aside for issuance pursuant to Director Options and 78,125 of which shall be set aside for stock awards, as described in subparagraph 6(iii) hereof. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Employee Awards, Director Options and Independent Contractor Options. Common Stock related to Employee Awards, Director Options or Independent Contractor Options that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Employee Award, a Director Option or an Independent Contractor Option are not issued to a Participant, or are exchanged for Employee Awards that do not involve Common Stock, shall immediately become available for Employee Awards, Director Options and Independent Contractor Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

         5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify an Employee Award, a Director Option or an Independent Contractor Option in any manner that is either (a) not adverse to the Participant holding such Employee Award, Director Option or Independent Contractor Option or

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(b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award, Director Option or Independent Contractor Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may delegate to the Chief Executive Officer of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Employee Awards, Director Options or Independent Contractor Options to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

         6. Employee Awards. The Committee shall determine the type or types of awards to be made to each Participant under this Plan. Each Employee Award made hereunder shall be embodied in an Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 6 and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Employee Award may provide for the granting or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award. Notwithstanding anything herein to the contrary, no Participant may be granted Employee Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of Common Stock originally authorized for Employee Awards under this Plan, subject to adjustment as provided in Paragraph 15. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the number of shares authorized.

                           (i) Employee Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Agreement or otherwise. An Employee Stock Option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with
                  Section 422 of the Code. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan.

                           (ii) Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of

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                  Common Stock on the date the stock appreciation right ("SAR")
                  is exercised over a specified strike price as set forth in the applicable Agreement.

                           (iii) Stock Award. An Employee Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Employee Award may be subject to conditions established by the Committee and set forth in the Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Employee Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Employee Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

                           (iv) Cash Award. An Employee Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

         7. Director Stock Options. Director Options shall be granted to each eligible Director as of the date of consummation of the initial public offering of the Common Stock providing for the purchase of 9,000 shares of Common Stock. Commencing on January 1, 1996 and continuing through January 2, 2001, automatic annual awards of Director Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 3,000 shares of Common Stock. Commencing on January 2, 2002, automatic annual awards of Director Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 5,000 shares of Common Stock. Notwithstanding the foregoing, such Director Options shall provide for the purchase of 9,000 shares of Common Stock if the recipient of such Director Option had not previously received a grant of a Director Option pursuant to this Plan. The purchase price of each share of Common Stock placed under a Director Option shall be equal to the Fair Market Value of such shares on the date the Director Option is granted; provided, that the purchase price of each share of Common Stock placed under a Director Option on the date of consummation of the initial public offering of the Common Stock shall be equal to the initial public offering price of the Common Stock. Director Options shall terminate and be of no force or effect with respect to any shares not previously purchased by the Director Optionee upon the expiration of ten years from the date of granting of each Director Option, notwithstanding any earlier termination of the Director Optionee's status as a Director of the Company. All Director Options shall be exercisable immediately on the date of grant. Notwithstanding the foregoing, no grant of Director Options shall be made unless the number of shares available under the Plan is sufficient to make all automatic grants of Director Options on the grant date. All Director Options shall be evidenced by a written Agreement conforming with the terms of this Plan.

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         8. Independent Contractor Options. Independent Contractor Options shall be granted to each eligible Independent Contractor (as selected by the Board or the Committee) pursuant to the terms of an Agreement. Independent Contractor Options granted under this Plan will contain such terms and conditions with respect to the death or disability of the Independent Contractor or termination of the Independent Contractor's relationship with the Company or a Subsidiary as the Committee or Board deems necessary and/or appropriate.

         9.       Payment of Employee Awards.

                  (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

                  (b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Employee Award in an Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Agreement or by the Committee, may be forfeited if and to the extent that the Agreement so provides.

                  (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Employee Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

                  (d) Substitution of Employee Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Employee Award for another Employee Award of the same or different type.

         10. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option (whether pursuant to an Employee Award, a Director Option or an Independent Contractor Option) shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Employee Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Employee Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards, Director Options or Independent Contractor Options by (a) loans from the Company or (b) use of the proceeds

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to be received from the sale of Common Stock issuable pursuant to an Employee
Award, a Director Option or an Independent Contractor Option. Unless otherwise provided in the applicable Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

         11. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award, Director Option or Independent Contractor Option payment and withhold, as applicable, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award, Director Option or Independent Contractor Option with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         12. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Employee Award, Director Option or Independent Contractor Option previously granted to such Participant shall be made without such Participant's consent, and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Employee Award, Director Option or Independent Contractor Option then outstanding (unless the Participant consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

         13. Termination of Employment or Provision of Service. Upon the termination of employment or provision of service by a Participant, any unexercised, deferred or unpaid Employee Awards, Director Options or Independent Contractor Options shall be treated as provided in the specific Agreement evidencing the Employee Award, Director Option or Independent Contractor Option. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of this Plan or an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify the Employee Award, Director Option or Independent Contractor Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

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         14.      Assignability. Unless otherwise determined by the Committee and provided in the Agreement, no Employee Award, Director Option, Independent Contractor Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-l(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may prescribe and include in applicable Agreements other restrictions on transfer. Any attempted assignment of an Employee Award, a Director Option, an Independent Contractor Option or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.

         15.      Adjustments.

                  (a) The existence of outstanding Employee Awards, Director Options or Independent Contractor Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Employee Awards, Director Options and Independent Contractor Options denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Employee Awards, Director Options and Independent Contractor Options; and (iii) the appropriate Fair Market Value and other price determinations for such Employee Awards, Director Options and Independent Contractor Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Employee Awards, Director Options or Independent Contractor Options and the termination of unexercised options in connection with such transaction.

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         16.      Restrictions. No Common Stock or other form of payment shall be issued with respect to any Employee Award, Director Option or Independent Contractor Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         17. Unfunded Plan. Insofar as it provides for Employee Awards of cash, and Employee Awards, Director Options and Independent Contractor Options covering Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

         19.      Effective Date of Plan.

                  (a) This Plan was approved by the Board of Directors of the Company as of December 5, 1994, and by the unanimous written consent dated as of December 21, 1994, of the holders of all of the shares of Common Stock outstanding and entitled to vote thereon.

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                  (b)      The Plan was amended effective May 20, 1996 for the
         purpose of increasing the number of shares reserved for issuance under the Plan from 1,500,000 (on a pre-split basis) to 2,000,000 (on a pre-split basis). The amendments to the Plan were approved by the Board of Directors of the Company as of March 18, 1996, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of May 20, 1996.

                  (c) The Plan was again amended effective May 21, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 2,000,000 (on a pre-split basis) to 3,000,000 (on a pre-split basis). The amendment to the Plan was approved by the Board of Directors of the Company on March 16, 1998, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on May 18, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate the 1996 and the 1998 amendments.

                  (d) The Plan was again amended on September 14, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 3,000,000 (on a pre-split basis) to 4,500,000 (on a pre-split basis). The amendment to the Plan was approved by the Board of Directors of the Company on September 14, 1998 and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on October 20, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                  (e) The Plan was amended by the Board of Directors of the Company on January 28, 2000 for the purpose of adding independent contractors as participants under the Plan. On March 21, 2000, the Plan was amended by the Board of Directors of the Company to increase the number of shares reserved for issuance under the Plan from 4,500,000 (on a pre-split basis) to 6,200,000 (on a pre-split basis). These amendments were approved by the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock of the Company entitled to vote thereon on May 16, 2000. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                  (f) The Plan was again amended by the Board of Directors of the Company on March 20, 2001 for purposes of increasing the number of shares reserved for issuance under the Plan from 6,200,000 (on a pre-split basis) to 7,900,000 (on a pre-split basis), reducing the number of shares reserved for issuance under the Plan for director options from 496,000 (on a pre-split basis) to 210,000 (on a pre-split basis) and reducing the number of shares reserved for issuance under the Plan for employee stock awards from 310,000 (on a pre-split basis) to 31,250 (on a pre-split basis). The amendment to the Plan was approved by the Board of Directors of the Company on March 20, 2001 and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on May 15, 2001. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

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                  (g)      The Plan was again amended by the Compensation
         Committee of the Board of Directors of the Company on December 13, 2001 for purposes of increasing the annual awards of Director Options for the purchase of 3,000 shares of Common Stock to annual awards of Director Options for the purchase of 5,000 shares of Common Stock. The amendment to the Plan was approved by the Compensation Committee of the Board of Directors of the Company on December 13, 2001. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                  (h) The Plan was amended by the Board of Directors of the Company on September 18, 2002 for purposes of changing the definition of Subsidiary to include limited liability companies within the definition. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                  (i) The Plan was again amended by the Board of Directors of the Company effective December 31, 2002 for purposes of changing the definition of Company in Section 1 of the Plan to "Rent-A-Center, Inc., a Delaware holding company." The amendment to the Plan was approved by the Board of Directors of the Company on December 12, 2002. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                  (j) The Plan was again amended by the Compensation Committee of the Board of Directors of the Company on August 29, 2003 for purposes of reflecting the effects of the five (5) for two (2) split of the Company's Common Stock. The amendment to the Plan was approved by the Compensation Committee of the Board of Directors of the Company on July 25, 2003. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                                            RENT-A-CENTER, INC.

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